UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016

Life Clips, Inc.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-198828	46-2378100
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

233 S. Sharon Amity Rd., Suite 201

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including zip code)

800-292-8991

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2016, Life Clips, Inc. (the “Company”) issued a Convertible Promissory Note in the principal amount of $700,000 (the “Convertible Note”) to Edgestone Associates, Inc., a private investor (the “Purchaser”). The Company also issued to the Purchaser a warrant to purchase 350,000 shares of the Company’s common stock (the “Warrant”) and entered into a Piggy-Registration Rights Agreement with the Purchaser, dated May 13, 2016 (the “Registration Rights Agreement”). The Convertible Note and Warrant were offered and sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder. The Purchaser qualifies as an “accredited investor” within the meaning of Rule 501 of Regulation D. There is no material relationship between the Company or its affiliates and the Purchaser other than in respect of the issuance of the Convertible Note, the Warrant and the Registration Rights Agreement.

Convertible Promissory Note

The Company will receive gross proceeds of $700,000 within two business days of its issuance of the Convertible Note. The Company intends to use the proceeds of the sale of the Convertible Note to fund the acquisition of Batterfly Energy, Ltd., with which the Company has entered into a previously disclosed letter of intent on May 3, 2016, and for general working capital purposes.

The Convertible Note has a maturity date of May 13, 2017 and bears interest at 10% per annum. In addition to the terms and conditions described above, the Convertible Note provides that the Company will pay the full amount of the unpaid and unconverted principal and all accrued interest on the maturity date, unless accelerated to an earlier date. The Purchaser has the right at any time to convert all or a portion of the outstanding and unpaid principal amount of the Convertible Note and any accrued and unpaid interest into shares of common stock of the Company. The conversion price is the amount equal to 50% of the lowest intraday trading price of the Company’s common stock during the 20-trading-day period prior the conversion date. The number of shares of common stock issuable is determined by dividing the amount to be converted by the conversion price. The conversion price is subject to adjustment upon the occurrence of certain events.

The Company may only prepay the amount outstanding under the Convertible Note by paying 150% of the then-outstanding principal amount and any accrued and unpaid interest thereon. While the Convertible Note is outstanding, the Company is prohibited from paying or declaring any dividends or making any distributions on shares of the Company’s capital stock and from repurchasing any shares of its outstanding capital stock or any warrants, rights or options to acquire shares. In addition to containing customary events of default for nonpayment or other breaches of material terms under the Convertible Note, the Convertible Note also provides that an event of default will occur if the Company:

(i)	fails to reserve a sufficient number of shares of common stock into which the Convertible Note is convertible;

(ii)	makes an assignment for the benefit of creditors or applies for or consents to the entry of the appointment of a receiver or trustee;

(iii)	Has a judgment entered against it or its assets for more than $25,000;

(iv)	Declares bankruptcy or has bankruptcy proceedings filed against it;

(v)	Fails to maintain the quoting or listing of its common stock by the OTC Pink marketplace or any other securities exchange or inter-dealer quotation system;

(vi)	Fails to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, or ceases to be subject to such reporting requirements;

(vii)	Dissolves, liquidates or winds up its business;

(viii)	Ceases operations or admits it is unable to pay its debts as they become due;

(ix)	Restates any financial statements;

(x)	Effectuates a reverse split of its common stock without prior notice to the Purchaser;

(xi)	Defaults under any other obligation to the Purchaser entered into on or after the date of the Convertible Note; or

(xii)	Suffers the occurrence of its common stock trading at a price at or below $0.001 per share.

Upon the occurrence of an event of default, the repayment of the principal and interest due under the Convertible Note will be accelerated and the Company will be required to pay to the Purchaser an amount equal to 150% of the then-outstanding principal and interest under Convertible Note.

This description of the Convertible Note does not purport to be complete and is qualified in its entirety by reference to the terms of the Convertible Note, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Warrant to Purchase Common Stock

In connection with the issuance of the Convertible Note, the Company also issued the Warrant for no additional consideration. The Warrant entitles the Purchaser to purchase 350,000 shares of the Company’s common stock at an exercise price of $0.40 per share. The Warrant is immediately exercisable by the Purchaser at any time, and from time to time. The terms of the Warrant provide that the exercise price of the Warrant, and the number of shares of common stock for which the Warrant may be exercised, are subject to adjustment to account for increases or decreases in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits, consolidations, combinations, reclassifications or similar events. The Warrant, and the shares of common stock issuable upon exercise of the Warrant, were and will be, respectively, issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act, and therefore, neither the Warrant nor the shares issued upon exercise of the Warrant may be transferred except under an effective registration statement under the Securities Act or pursuant to an exemption from registration.

This description of the Warrant does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Warrant, which is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Registration Rights Agreement

In connection with the issuance of the Convertible Note and the Warrant, the Company also entered into the Registration Rights Agreement with the Purchaser, pursuant to which the Company is required, at the option of the Purchaser, to include any shares of the Company’s common stock acquired by the Purchaser upon exercise of the Warrant in any public offering of common stock registered under the Securities Act of 1933, as amended (the “Securities Act”) undertaken by the Company. The Purchaser does not have any right to have its shares included in any Company stock offerings made by means of a registration statement filed in connection with an employee stock option or other benefit plan, for a dividend reinvestment plan or in connection with a merger or acquisition. In addition, if the offering in which the Purchaser exercises its piggy-back registration rights is a primary underwritten offering on behalf of the Company, and the managing underwriter of the offering, in its reasonable and good faith opinion, determines that the number of shares of common stock proposed to be included in such registration exceeds the number of shares of common stock which can be sold in such offering and/or that the number of shares of common stock proposed to be included in any such registration would adversely affect the price per share of the common stock to be sold in such offering, the Company shall include in such registration (i) first, the shares of common stock that the Company proposes to sell; (ii) second, the shares of common stock requested to be included therein by Purchaser; and (iii) third, the shares of common stock requested to be included therein by holders of common stock other than the Purchaser, allocated among such persons in such manner as they may agree.

Under the terms of the Registration Rights Agreement, the Company will bear all fees and expenses incident to the Company’s performance of the agreement, including, without limitation, all registration and filing fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, Securities Act liability insurance, if the Company so desires such insurance, and fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by the Registration Rights Agreement. The Registration Rights Agreement also places indemnity obligations on each of the Company, to indemnify the Purchaser under certain circumstances, and the Purchaser, to indemnify the Company under certain circumstances.

This description of the Registration Rights Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Convertible Promissory Note, dated May 13, 2016, issued by Life Clips, Inc. to Edgestone Associates, Inc.

10.2	Warrant, dated May 13, 2016, issued by Life Clips, Inc. to Edgestone Associates, Inc.

10.3	Piggy-Back Registration Rights Agreement, dated May 13, 2016, between Life Clips, Inc. and Edgestone Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Date: May 17, 2016	By:	/s/ Robert Gruder
Robert Gruder
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Convertible Promissory Note, dated May 13, 2016, issued by Life Clips, Inc. to Edgestone Associates, Inc.

10.2	Warrant, dated May 13, 2016, issued by Life Clips, Inc. to Edgestone Associates, Inc.

10.3	Piggy-Back Registration Rights Agreement, dated May 13, 2016, between Life Clips, Inc. and Edgestone Associates, Inc.